UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  August 2, 2007
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                                 Zanett, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                            001-32589             56-4389547
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(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                   File Number)         Identification No.)


635 Madison Avenue, 15th Floor, New York, NY            10022
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (212) 583-0300
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 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 2, 2007, Zanett, Inc. ("Zanett") issued a press release which provided information regarding Zanett's results of operations for the three month period ended June 30, 2007. The press release is furnished as Exhibit
99.1 to this From 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release dated August 2, 2007.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZANETT, INC.



Date:  August 6, 2007        By: /s/ Dennis Harkins
                                -------------------
                                Dennis Harkins
                                Chief Financial Officer



EXHIBIT INDEX

Exhibit No. Description
99.1      Press release dated August 2, 2007.



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